Exhibit 10.41
AMENDMENT NO. 7 AND WAIVER TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS AMENDMENT NO. 7 AND WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of February 24, 2011 (the “Effective Date”), by and among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation (the “Parent”), GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable (the “Mexican Borrower”), and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership (the “Cayman Borrower” and together with the Parent and the Mexican Borrower, each a “Borrower” and collectively, the “Borrowers”), (b) the financial institutions parties hereto which are Lenders party to the Credit Agreement (as defined below); and (c) Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
     A. The Parent, the Mexican Borrower, the Cayman Borrower, the Administrative Agent and the lenders signatory thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of June 30, 2006 as amended by Amendment No. 1 thereto dated as of October 6, 2006, Amendment No. 2 thereto dated as of July 26, 2007, Amendment No. 3 thereto dated as of October 18, 2007, Amendment No. 4 and Waiver thereto dated as of November 7, 2008, Amendment No. 5 thereto dated as of February 25, 2009 and Amendment No. 6 thereto dated as of June 16, 2010 (as so amended, the “Credit Agreement”).
     B. The parties hereto wish to enter into this Amendment to amend certain terms and provisions of the Credit Agreement, as set forth herein.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
AMENDMENT

     2.01 Amendment to Section 1.01 (Restated Definitions). Section 1.01 of the Credit Agreement is hereby amended by restating the following definitions in their entirety with the following:
     “Applicable Margin” means, (a) at any time during any Cash Collateral Period, with respect to (i) each Advance and each Letter of Credit 1.00% per annum and (ii) with respect to any Revolving Commitment Fee, 0.375% per annum and (b) at any time thereafter with respect to each Type of Advance, each Letter of Credit, and the Revolving Commitment Fee, the percentage rate per annum as set forth below for the Level in effect at such time:

	LEVEL I	LEVEL II	LEVEL III
Eurodollar Advances and Letter of Credit Fee	2.000%	2.750%	3.500%
Base Rate Advances	1.500%	2.250%	3.000%
Revolving Commitment Fee	0.500%	0.750%	1.000%
     “Adjusted Consolidated EBITDA” means, for any Person and its Subsidiaries calculated on a consolidated basis for any period, Consolidated EBITDA.
     “Collateral Shortfall Amount” means, (a) 102% of the Letter of Credit Exposure less (b) the amount on deposit in the Cash Collateral Account at such time which is free and clear of all rights and claims of third parties.
     “Consolidated Debt” means all Debt of the Parent and its Subsidiaries calculated on a consolidated basis at any time; provided, however that for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Debt of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.
     “Consolidated EBITDA” means, for any Person and its Subsidiaries calculated on a consolidated basis for any period:
     (a) Consolidated Net Income for such period plus
     (b) to the extent deducted in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) foreign, federal, state, and local taxes on Net Income net of credits, (iii) depreciation expense, (iv) amortization expense, and (v) fees and expenses incurred in connection with this Agreement and the incurrence of other Debt permitted under Section 6.02 plus
     (c) to the extent deducted in determining Consolidated Net Income, extraordinary non-operating, non-cash charges and losses related to the impairment of assets and other gains or losses in connection with the sale or disposal of assets, each net of related income taxes, all determined in accordance with GAAP minus
     (d) any cash payments or non-cash items of income made during such period in respect of items described in clause (c) above subsequent to the fiscal quarter in which the relevant non-cash charges or losses were reflected as a charge in determining consolidated net income.
     “Consolidated Interest Expense” means, for any Person and its Subsidiaries calculated on a consolidated basis for any period, without duplication, the sum of (a) interest expense, including the interest component of Capitalized Leases and the net amount payable under any Rate Hedging Agreement, (b) the interest component of Synthetic Leases, (c) commitment, facility, usage and similar fees payable in connection with any Debt, and (d) letter of credit fees for Financial Letters of Credit, in each case, including all pay-in-kind interest expense or other noncash interest expense, all determined in accordance with GAAP.
     “Leverage Ratio” means, as of the last day of any fiscal quarter of the Parent, the ratio of (a) (i) Consolidated Debt (excluding surety bonds, Performance Letters of Credit, Documentary Letters of Credit and Contingent Obligations) as of such day minus (ii) the amount of Unencumbered Liquidity of the Borrowers and their Subsidiaries which are Guarantors as of such day to the extent such amount exceeds $25,000,000.00 to (b) the Parent’s Consolidated EBITDA for the four fiscal quarters then ended.
     “Obligations” means (a) all unpaid principal of the Advances, unpaid interest on the Advances (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), all Reimbursement Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and amounts payable by the Borrowers and the Guarantors to the Administrative Agent or the Lenders under the Credit Documents, (b) all Financial Contract Obligations of the Parent or any of its Subsidiaries owing to any Lender or any Affiliate of a Lender and (c) all obligations of the Parent or any of its Subsidiaries owing to any Lender or any Affiliate of Lender with respect to automated clearing house processing.
     2.02 Amendment to Section 1.01 (New Definitions). Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their appropriate alphabetical order:
     “Cash Collateral Deposit Date” means any date on which the Parent has delivered financial statements pursuant to Section 5.05 and a Compliance Certificate in accordance with such Section (or if a Compliance Certificate is not delivered when due, then the first Business Day after the date on which such Compliance Certificate was required to have been delivered) evidencing non-compliance with Sections 6.13, 6.14 or 6.15 for the fiscal quarter most recently ended.

     “Cash Collateral Period” means any period commencing on a Cash Collateral Deposit Date and ending on the immediately following Cash Collateral Release Date.
     “Cash Collateral Release Date” means, with respect to any Cash Collateral Period, the first day the Parent has provided financial statements pursuant to Section 5.05 and a Compliance Certificate evidencing compliance with Sections 6.13, 6.14 and 6.15 as of the last day of the most recently ended fiscal quarter.
     “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.
     2.03 Amendment to Section 1.01 (Deleted Definitions). Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety: “Fourth Amendment Effective Date”, “Cash Collateral Termination Date”, “Modification Period” and “Modification Period Termination Date”.
     2.04 Amendment to Section 2.01(f). Section 2.01(f) of the Credit Agreement is hereby restated in its entirety as follows:
     (f) Limitation on Advances. Notwithstanding anything to the contrary herein, no Borrower shall have the right to request Revolving Advances or Swingline Advances under Section 2.01(a) or (d) unless the Parent has provided financial statements pursuant to Section 5.05 and a Compliance Certificate evidencing that the Borrower has maintained Adjusted Consolidated EBITDA greater than $0 for each of the two most recently ended fiscal quarters; provided, that the Borrowers may Convert and Continue Advances pursuant to Section 2.02(b). The Revolving Commitment Fee shall continue to accrue notwithstanding this clause (f).
     2.05 Amendment to Section 2.15(e). The first sentence of Section 2.15(e) of the Credit Agreement is hereby restated in its entirety as follows:
     During any Cash Collateral Period, the Parent shall pay to the Administrative Agent in Dollars an amount equal to 102% of the Letter of Credit Exposure to be held in the Cash Collateral Account and applied in accordance with paragraph (g) below.
     2.06 Amendment to Section 2.15(g)(ii). Section 2.15(g)(ii) of the Credit Agreement is hereby restated in its entirety as follows:
     (ii) Funds held in the Cash Collateral Account shall be held as cash collateral for the obligations with respect to Letters of Credit and shall be promptly applied by the Administrative Agent at the request of an Issuing Bank to any reimbursement or other obligations under the Letters of Credit that exist or occur. During any Cash Collateral Period, to the extent that any surplus funds are held in the Cash Collateral Account above the sum of 102% of the Letter of Credit Exposure and an Event of Default has occurred and is continuing, the Administrative Agent may (A) hold such surplus funds in the Cash Collateral Account as cash collateral for the Obligations or (B) apply such surplus funds to the Obligations in accordance with Section 7.06. If no Default exists, the Administrative Agent shall release to the Parent at the Parent’s written request any funds held in the Cash Collateral Account above 102% of the then current Letter of Credit Exposure. At the end of a Cash Collateral Period, if no Default exists, the Administrative Agent shall release to the Parent any funds held in the Cash Collateral Account not required to be held in the Cash Collateral Account after the applicable Cash Collateral Release Date pursuant to this Agreement.
2.07 Amendment to Section 2.15(g)(iii). The following is added to the end of Section 2.15(g)(iii):
     Any interest earned on funds deposited in the Cash Collateral Account shall be for the benefit of Borrower and, so long as no Default exists, will be paid to Borrower on the later of (A) the end of each calendar month during which interest has accrued or (B) the end of the term of the Liquid Investment which earned such interest.
2.08 Amendment to Section 2.15(h). Section 2.15(h) of the Credit Agreement is hereby restated in its entirety as follows:
     (h) Determination of Dollar Amounts. The Administrative Agent will determine the Dollar Amount of the face amount of or any drawing under each Letter of Credit denominated in a currency other than Dollars on and as of the last Business Day of each quarter and on any other Business Day elected by the Administrative Agent in its discretion or upon instruction by the Majority Lenders. Each day upon or as of which the Administrative Agent determines Dollar Amounts as described in the preceding sentence is herein described as a “Computation Date” with respect to each Letter of Credit for which a Dollar Amount is determined on or as of such day. If at any time during a Cash Collateral Period, a Collateral Shortfall Amount exists (calculated, with respect to those Letters of Credit denominated in Agreed Currencies other than Dollars, as of the most recent Computation Date), the Parent shall immediately make deposits to the Cash Collateral Account to the extent of the Collateral Shortfall Amount. If at any time during any period that is not a Cash Collateral Period, the Dollar Amount of the sum of the aggregate principal amount of all outstanding Letter of Credit Obligations (calculated, with respect to those Letter of Credit Obligations denominated in Agreed Currencies other than Dollars, as of the most recent Computation Date) exceeds the Revolving Commitments minus the sum of (i) the aggregate outstanding principal amount of the Revolving Advances plus (ii) the aggregate outstanding principal amount of the Swingline Advances, the Parent shall immediately make deposits to the Cash Collateral Account to the extent of the Collateral Shortfall Amount.
2.09 Amendment to Section 3.02(c). Section 3.02(c) of the Credit Agreement is hereby restated in its entirety as follows:
     (c) if such Borrowing Date, date of Continuation or Conversion, or issuance, extension or increase date of such Letter of Credit occurs during any Cash Collateral Period, the amount of cash collateral held in the Cash Collateral Account is not less than 102% of the Letter of Credit Exposure, after giving effect to the making of such Borrowing or the issuance, extension or increase of such Letter of Credit.
     2.10 Amendment to Section 5.05(f). Section 5.05(f) of the Credit Agreement is hereby amended by replacing (i) “prior to the Cash Collateral Termination Date” with “during any Cash Collateral Period” and (ii) “after the Cash Collateral Termination Date” with “during any period which is not a Cash Collateral Period”.
     2.11 Amendment to Section 6.03. Section 6.03 of the Credit Agreement is hereby amended by deleting the “and” at the end of subsection (v) thereof, replacing the period at the end of subsection (vi) thereof with “; and” and by adding the following new subsection (vii):
     (vii) any Subsidiary of the Parent may be liquidated or dissolved if the Parent determines in good faith that such liquidation or dissolution is in the best interests of the Parent and is not materially disadvantageous to the Lenders.
     2.12 Amendment to Section 6.07. Section 6.07 of the Credit Agreement is hereby amended by replacing “the period from the Fourth Amendment Effective Date through the Cash Collateral Termination Date” with “any Cash Collateral Period”.
     2.13 Amendment to Section 6.13. Section 6.13 of the Credit Agreement is hereby restated in its entirety as follows:
     Section 6.13 Leverage Ratio. The Parent shall not permit its Leverage Ratio at the end of any fiscal quarter to be greater than 3.00 to 1.00, unless the Parent shall have deposited with the Administrative Agent in Dollars an amount equal to 102% of the Letter of Credit Exposure to be held in the Cash Collateral Account and applied in accordance with Section 2.15(g).
     2.14 Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby restated in its entirety as follows:
     Section 6.14 Minimum Net Worth. The Parent shall not permit Consolidated Net Worth as of the last day of any fiscal quarter to be less than (a) 75% of Consolidated Net Worth as of September 30, 2007 plus (b) 50% of its Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ending on December 31, 2007, during which Consolidated Net Income is positive, but without reductions for any fiscal quarters during which Consolidated Net Income is negative plus (c) 75% of the Net Cash Proceeds from any Equity Issuance thereafter plus (d) 75% of the amount of any conversion of the Convertible Unsecured Debentures from debt to equity, unless the Parent shall have deposited with the Administrative Agent in Dollars an amount equal to 102% of the Letter of Credit Exposure to be held in the Cash Collateral Account and applied in accordance with Section 2.15(g).
     2.15 Amendment to Section 6.15. Section 6.15 of the Credit Agreement is hereby restated in its entirety as follows:
     Section 6.15 Minimum Fixed Charge Coverage Ratio. The Parent shall not permit the Fixed Charge Coverage Ratio at the end of any fiscal quarter to be less than 1.25 to 1.00, unless the Parent shall have deposited with the Administrative Agent in Dollars an amount equal to 102% of the Letter of Credit Exposure to be held in the Cash Collateral Account and applied in accordance with Section 2.15(g).
     2.16 Amendment to Section 6.16. Section 6.16 of the Credit Agreement is hereby restated in its entirety as follows:
     Section 6.16 Intentionally Omitted.
ARTICLE III
WAIVER
     The Administrative Agent and the Lenders hereby agree, subject to the terms and conditions of this Amendment, to waive compliance with Section 6.13 (Leverage Ratio) and Section 6.15 (Minimum Fixed Charge Coverage Ratio) for the fiscal quarter ending December 31, 2010 (the “Financial Covenant Compliance”). The waiver by the Administrative Agent and the Lenders described in this Article III is contingent upon the satisfaction of the conditions precedent set forth below in this Amendment and is limited to the Financial Covenant Compliance. Such waiver is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of Sections 6.13 or 6.15 of the Credit Agreement or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default with respect to the Credit Agreement or any other provision of any Credit Document. The description herein of the Financial Covenant Compliance is based upon the information available to the Administrative Agent and the Lenders on the date hereof and shall not be deemed to exclude the existence of any other Events of Default. The failure of the Lenders to give notice to the Borrowers or the Guarantors of any such other Events of Default is not intended to be nor shall be a waiver thereof.
ARTICLE IV
CONDITIONS PRECEDENT
     4.01 Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:
     (a) Documentation. The Administrative Agent shall have received the following, each dated on or before the Effective Date, in form and substance satisfactory to the Administrative Agent:
     (i) this Amendment duly executed by the Borrowers, the Administrative Agent and the Majority Lenders; and
     (ii) (A) the attached Acknowledgment and Reaffirmation of the US Guaranty duly executed by each US Guarantor and (B) the attached Acknowledgment and Reaffirmation of the Foreign Guaranty duly executed by each Foreign Guarantor.

     (b) Deposit of Cash Collateral. The Parent shall have deposited with the Administrative Agent the Collateral Shortfall Amount.
     (c) Payment of Fees. The Borrowers shall have paid to the Administrative Agent for the ratable benefit of the Lenders (i) an amendment fee in the amount of 0.10% of the Revolving Commitment of each Lender on the Effective Date and (ii) all costs and expenses which have been invoiced and are payable pursuant to Section 11.04 of the Credit Agreement.
ARTICLE V
NO WAIVER
     Nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument between any Borrower and the Administrative Agent or any Lender, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by each Borrower of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. The Administrative Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument between any of them.
ARTICLE VI
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
     6.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Credit Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement, as amended hereby, and the other Credit Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
     6.02 Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of such Borrower and will not violate the applicable organization or governing documents of any Borrower; (b) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Credit Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; (d) after giving effect to this Amendment, each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit

Documents; and (e) no Borrower has amended its applicable organizational or governing documents since the date of the Credit Agreement.
ARTICLE VII
MISCELLANEOUS PROVISIONS
     7.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Credit Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent and Lenders to rely upon them.
     7.02 Reference to Credit Agreement. Each of the Credit Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     7.03 Expenses of the Administrative Agent. Each Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with any and all amendments, modifications, and supplements to the Credit Documents, including, without limitation, the reasonable costs and fees of the Administrative Agent’s legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Credit Documents, including, without, limitation, the costs and fees of the Administrative Agent’s legal counsel.
     7.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     7.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.
     7.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.
     7.07 Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     7.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     7.09 Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank. Signatures on following pages.]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

PARENT: GLOBAL INDUSTRIES, LTD.
By:	/s/ C. Andrew Smith
	Name:	C. Andrew Smith
	Title:	CFO

MEXICAN BORROWER: GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V
By:	/s/ Russell Robicheaux
	Name:	Russell Robicheaux
	Title:	Power of Attorney

CAYMAN BORROWER: GLOBAL INDUSTRIES INTERNATIONAL, L.P.
By:	Global Industries International, L.L.C., its general partner

By:	/s/ C. Andrew Smith
	Name:	C. Andrew Smith
	Title:	CFO
Signature Page to Amendment No. 7 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), as Administrative Agent, Issuing Bank, Swingline Bank and as a Lender
By:	/s/ Page Dillehunt
	Name:	Page Dillehunt
	Title:	Managing Director

By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director
Signature Page to Amendment No. 7 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

LENDERS: WHITNEY NATIONAL BANK
By:	/s/ Mark S. McCullough
	Name:	Mark S. McCullough
	Title:	Vice President
Signature Page to Amendment No. 7 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

NATIXIS (formerly known as Natexis Banques Populaires)
By:
Name:
Title:

By:
Name:
Title:
Signature Page to Amendment No. 7 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

BNP PARIBAS
By:	/s/ Guillaume Deve
	Name:	Guillaume Deve
	Title:	Managing Director

By:	/s/ Sriram Chandrasekaran
	Name:	Sriram Chandrasekaran
	Title:	Vice President

Signature Page to Amendment No. 7 to
Third Amended and Restated Credit Agreement
Global Industries, Ltd.

     ACKNOWLEDGMENT AND REAFFIRMATION OF
SECOND AMENDED AND RESTATED US GUARANTY
Each of the undersigned (each a “US Guarantor” and collectively the “US Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 7 to Third Amended and Restated Credit Agreement dated as of February 24, 2011 among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation, GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable, and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership, (b) the financial institutions parties thereto; and (c) Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as administrative agent (in such capacity, the “Administrative Agent”) and (ii) reaffirms its obligations under the Second Amended and Restated US Guaranty dated as of June 30, 2006 by the US Guarantors in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).

GLOBAL INDUSTRIES, LTD.
By:	/s/ C. Andrew Smith
	Name:	C. Andrew Smith
	Title:	CFO

GIL HOLDINGS, L.L.C.
GLBL HOLDINGS, L.L.C.
GLOBAL DIVERS AND CONTRACTORS, L.L.C.
GLOBAL INDUSTRIES INTERNATIONAL, L.L.C.
GLOBAL INDUSTRIES OFFSHORE, L.L.C.
GLOBAL PIPELINES PLUS, L.L.C.
GLOBAL MOVIBLE OFFSHORE, L.L.C.
NORMAN OFFSHORE PIPELINES, L.L.C.
PIPELINES, L.L.C.
SUBTEC MIDDLE EAST LIMITED

By:	/s/ C. Andrew Smith
	Name:	C. Andrew Smith
	Title:	CFO

Acknowledgment and Reaffirmation of
Second Amended and Restated US Guaranty

ACKNOWLEDGMENT AND REAFFIRMATION OF
SECOND AMENDED AND RESTATED FOREIGN GUARANTY
Each of the undersigned (each a “Foreign Guarantor” and collectively the “Foreign Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 7 to Third Amended and Restated Credit Agreement dated as of February 24, 2011 among (a) GLOBAL INDUSTRIES, LTD., a Louisiana corporation, GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V., a Mexican sociedad de responsabilidad limitada de capital variable, and GLOBAL INDUSTRIES INTERNATIONAL, L.L.C., a Louisiana limited liability company, in its capacity as general partner of GLOBAL INDUSTRIES INTERNATIONAL, L.P., a Cayman Islands exempted limited partnership, (b) the financial institutions parties thereto; and (c) Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as administrative agent (in such capacity, the “Administrative Agent”) and (ii) reaffirms its obligations under the Second Amended and Restated Foreign Guaranty dated as of June 30, 2006 by the Foreign Guarantors in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).

GLOBAL INDUSTRIES INTERNATIONAL, L.P.
By:	Global Industries International, L.L.C., its general partner

By:	/s/ C. Andrew Smith
	Name:	C. Andrew Smith
	Title:	CFO

GLOBAL OFFSHORE MEXICO, S. DE R.L. DE C.V.
By:	/s/ Russell Robicheaux
	Name:	Russell Robicheaux
	Title:	Power of Attorney

GLOBAL INTERNATIONAL VESSELS, LTD. GLOBAL OFFSHORE INTERNATIONAL, LTD.
By:	/s/ C. Andrew Smith
	Name:	C. Andrew Smith
	Title:	CFO

Acknowledgment and Reaffirmation of
Second Amended and Restated Foreign Guaranty

GLOBAL INDUSTRIES OFFSHORE NETHERLANDS, BV
By:	/s/ C. Andrew Smith
	Name:	C. Andrew Smith
	Title:	CFO

By:
Name:
Title:

GIL MAURITIUS HOLDINGS, LTD.
By:	/s/ C. Andrew Smith
	Name:	C. Andrew Smith
	Title:	CFO

GLOBAL INDUSTRIES MEXICO HOLDINGS, S. DE R.L. DE C.V. GLOBAL VESSELS MEXICO, S. DE R.L. DE C.V. GLOBAL INDUSTRIES OFFSHORE SERVICES, S. DE R.L. DE C.V. GLOBAL INDUSTRIES SERVICES, S. DE R.L. DE C.V.
By:	/s/ Russell Robicheaux
	Name:	Russell Robicheaux
	Title:	Power of Attorney

Acknowledgment and Reaffirmation of
Second Amended and Restated Foreign Guaranty